SETTLEMENT AND RELEASE AGREEMENT

        This Settlement and Release Agreement (the “Release”) is made by and among GOLDEN EAGLE INTERNATIONAL, INC., a Colorado corporation (“GEII”), Terry C. Turner, an individual who is president, chief executive officer (“CEO”) and chairman of the board of GEII (“Turner”) and Kevin K. Pfeffer, an individual (“Pfeffer”). GEII, Turner and Pfeffer are collectively referred to as the “Parties” and individually as a “Party.”

RECITALS

    A.        Turner was appointed to be GEII’s president, CEO and chairman of the board on February 14, 1997 by GEII’s board of directors, and continues to serve in those positions;

    B.        Pfeffer was GEII’s largest shareholder when he was appointed by GEII’s board of directors to be a member of the board on January 23, 2003, and served in that position through December 4, 2006;

    C.        Over the period of the past 4 years, GEII and Turner have made allegations and claims against Pfeffer, and Pfeffer has made allegations and claims against GEII and Turner, including, but not limited to, those allegations and claims set out in GEII’s last quarterly report filed with the U.S. Securities and Exchange Commission (“SEC”) on Form 10-QSB on November 19, 2007, but all of which shall be considered included herein and hereinafter shall be referred to as “all allegations, claims, disputes and controversies”;

    D.        On September 5, 2007, GEII and Turner filed an action stating claims against Pfeffer in the Federal District Court for Utah, Central Division, under the title: GEII and Turner v. Pfeffer, 2:07-CV-662-TC (D. Utah 2007) (the “Litigation”);

    E.        Pfeffer alleges that GEII is indebted to him in the amount of $135,000 on a promissory note, with accumulated interest of $30,277.66 (the “Pfeffer promissory note”), as well as $30,156.71 for expenses incurred by Pfeffer during the period of September through December of 2006, which have been added as an addendum to the Pfeffer promissory note (the “Pfeffer 2006 expenses”), and the sum of $35,000 for additional penalties and interest on the Pfeffer promissory note, for a total of $230,434.37 (the “Pfeffer Indebtedness”).

    F.        GEII and Turner on the one hand, and Pfeffer on the other hand, desire to compromise and settle all allegations, claims, disputes and controversies existing between and among them including, but not limited to, those relating to the subject matter of the claims raised by GEII and Turner in the Litigation, as well as any and all amounts owed by GEII to Pfeffer;

    G.        The purpose of this Release is to compromise and settle the Litigation; the Pfeffer Indebtedness; any and all other allegations, claims, disputes and controversies; and any and all other amounts owed by GEII to Pfeffer, with the settlement to involve the releases, agreements and covenants herein contained which are deemed by the Parties to be fair and reasonable under the circumstances, giving due regard to their differing positions and the potential uncertainties of litigation;

    H.        By agreeing to the compromise and settlement herein contained, and in the Stock Purchase Agreement between the GEII and Pfeffer, which is attached hereto, marked as Exhibit “A” and by this reference made a part hereof, none of the Parties admits, and on the contrary, each expressly denies any and all allegations, claims, disputes and controversies, in addition to any liability to the other Party or Parties of any kind or nature whatsoever, whether under any agreement, written or oral, any federal or state statute, common law or otherwise.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration including (without limitation) the Stock Purchase Agreement between the Parties, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.        RELEASE BY GEII. GEII, for itself and its present and former shareholders, directors, partners, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, heirs, legatees, predecessors, successors and assigns (all of the foregoing collectively, the “GEII Releasors”), in consideration of the mutual releases and covenants not to sue contained herein and other good and sufficient consideration, hereby unconditionally and irrevocably release and discharge Pfeffer and each of his partners, employees, accountants, advisors, agents, attorneys, administrators, affiliates, heirs, legatees, successors and assigns (all of the foregoing collectively, the “Pfeffer Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, whether known or unknown, absolute or contingent which the GEII Releasors ever had, now have or may have against the Pfeffer Releasees or any of them for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the Effective Date (as defined in Section 5 herein), except as set forth in Section 4.

    2.        RELEASE BY TURNER. Turner, for himself and his partners, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, affiliates, heirs, legatees, successors and assigns (all of the foregoing collectively, the “Turner Releasors”), in consideration of the mutual releases and covenants not to sue contained herein and other good and sufficient consideration, hereby unconditionally and irrevocably release and discharge Pfeffer and each of his present and former partners, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, legatees, predecessors, successors and assigns (all of the foregoing collectively, the “Pfeffer Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, whether known or unknown, absolute or contingent which the Turner Releasors ever had, now have or may have against the Pfeffer Releasees or any of them for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the Effective Date, except as set forth in Section 4.

    3.        RELEASE BY PFEFFER. Pfeffer, for himself and his partners, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, affiliates, heirs, legatees, successors and assigns (all of the foregoing collectively, the “Pfeffer Releasors”), in consideration of the mutual releases and covenants not to sue contained herein and other good and sufficient consideration, hereby unconditionally and irrevocably release and discharge GEII and Turner and each of their present and former shareholders, directors, partners, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, legatees, predecessors, successors and assigns (all of the foregoing collectively, the “GEII and Turner Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, whether known or unknown, absolute or contingent which the Pfeffer Releasors ever had, now have or may have against the GEII and Turner Releasees or any of them for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the Effective Date, except as set forth in Section 4.

    4.        ENFORCEMENT OF RELEASE AND ANCILLARY AGREEMENTS. Nothing herein shall be construed to prevent any Party from enforcing, by legal action or otherwise, the terms of this Release or the Stock Purchase Agreement.

    5.        EFFECTIVE DATE. The Effective Date of this Agreement is the date after which all of the following has been accomplished, but no later than February 1, 2008: a) all of the parties to this Agreement and to the Stock Purchase Agreement have executed those agreements and provided faxed or scanned copies of the signature pages to all of the other parties; and b) the Federal District Court for Utah, Central Division, in Case No. 2:07-CV-662-TC (D. Utah 2007)(the “Court”) has dismissed the case with prejudice.

    6.        REPRESENTATIONS AND WARRANTIES.

        6.1 No Conveyance of Claims. Each Party represents and warrants that he or it has not assigned, transferred, sold, conveyed or otherwise disposed of any of the claims released herein, or any rights associated with the allegations, claims, disputes or controversies that are the subject matter of this Agreement.

        6.2 Full Power and Authority. Each Party represents and warrants that he or it has the full power and authority to grant the releases contemplated herein. Each person executing this Release on behalf of any Party represents and warrants that he or it has the authority to execute this Release on behalf of the Party for which he or it has signed.

        6.3 GEII Officers, Directors and Employees and Other Third-Party Companies. No officer, director or employee of GEII is an owner, control person or has any other beneficial interest in Golden Eagle Mineral Holding, Inc., Lone Star Equity Group, LLC or Livstar Management Services, Inc.

    7.        COVENANTS UNDER THE AGREEMENT.

        7.1 Covenant Not To Sue, Instigate Proceedings, Report Actions or Otherwise Commit Acts Which May be Harmful to the Business, Reputation or Standing of Pfeffer by GEII and Turner. Without limiting the generality of the foregoing provisions, and except with respect to the provisions of Section 4 hereof, the GEII and Turner Releasors agree not to initiate or maintain any claim, suit or cause of action, of any kind whatsoever, in or by way of any legal proceedings or otherwise, including instigate any proceeding, report any actions to any state or federal agencies, or otherwise commit acts which may be harmful to the business, reputation or community standing, against any of the Pfeffer Releasees, or any of their present or partners, employees, accountants, advisors, agents, attorneys, administrators, subcontractors, affiliates, heirs, legatees, predecessors, successors or assigns based on any obligation or liability arising directly or indirectly out of, or relating in any way to the subject matter of the Litigation, the Pfeffer Indebtedness, or any actions taken by the Pfeffer Releasees in connection therewith, as well as any of the matters contemplated in the allegations, claims, disputes or controversies among the Parties.

        7.2 Covenant Not To Sue, Instigate Proceedings, Report Actions or Otherwise Commit Acts Which May be Harmful to the Business, Reputation or Standing of GEII and Turner by the Pfeffer Releasors. Without limiting the generality of the foregoing provisions, and except with respect to the provisions of Section 4 hereof, the Pfeffer Releasors agree not to initiate or maintain any claim, suit or cause of action, of any kind whatsoever, in or by way of any legal proceedings or otherwise, including instigate any proceeding, report any actions to any state or federal agencies, or otherwise commit acts which may be harmful to the business, reputation or community standing, against any of the GEII or Turner Releasees, or any of their present or former shareholders, directors, partners, managing directors, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, heirs, legatees, predecessors, successors or assigns based on any obligation or liability arising directly or indirectly out of, or relating in any way to the subject matter of the Litigation, the Pfeffer Indebtedness, or any actions taken by the GEII or Turner Releasees in connection therewith, as well as any of the matters contemplated in the allegations, claims, disputes or controversies among the Parties .

        7.3 Dismissal by the Parties. The Parties will file all papers necessary to dismiss all claims against all parties to the Litigation with prejudice within three (3) days of the execution of this Release.

        7.4.Quiet Period. The Parties agree to a period of two (2) years from the Effective Date of this Release in which all parties will cease to comment, publicly or privately, in Internet forums and blogs, or any other written or verbal venue, regarding any of the other Parties.

        7.5.Stock Purchase Agreement. GEII agrees to fully and finally settle any and all amounts owed to Pfeffer for any cause, including, but not limited to, the Pfeffer promissory note, the Pfeffer 2006 expenses, which were added to the Pfeffer promissory note as an addendum, and the additional penalties and interest on the Pfeffer promissory note, for a total of $230,434.37 (the “Pfeffer Indebtedness”), by entering into a Stock Purchase Agreement with Pfeffer simultaneous to the execution of this Agreement, which Stock Purchase Agreement is attached hereto, marked as Exhibit “A” and by this reference made a part hereof. Pfeffer acknowledges that it is his obligation to file any reports required to be filed with the Securities and Exchange Commission under Sections 13(d) or 16(a) of the Securities Exchange Act of 1934 relating to the shares to be acquired pursuant to the Stock Purchase Agreement or the shares that he holds prior to the Effective Date, and to sell, assign, transfer or otherwise dispose of such shares in accordance with the requirements of the Securities Act of 1933, and in all cases applicable state law.

    8.        GENERAL.

        8.1 Defense. This Release may be pled as a full and complete defense, counterclaim or cross-claim to, and may be used as a basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted or attempted in breach of this Release. In the event of any action by any Party hereto to enforce this Release the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

        8.2 No Admission of Liability. In entering into this Release, the Parties do not admit to any fault or liability. Neither this Release nor any action taken to carry out this Release may be construed as, nor may be used as, an admission by or against any Party of any fault, wrongdoing or liability whatsoever.

        8.3 No Other Promises. Each Party represents that no other promise or inducement has been offered or given in consideration of this Release and that this Release is executed without reliance upon any statement or representation by any Party other than as set forth herein.

        8.4 Different Facts. Each Party fully understands that if the facts with respect to which this Release has been executed are found hereafter to be different from the facts which a Party believed to be true, that Party expressly accepts and assumes such risk and agrees that this Release will be and will remain in effect notwithstanding such difference in facts.

        8.5 Representation by Counsel. Each Party acknowledges and agrees that he or it has had the opportunity to consult counsel regarding the terms and conditions of this Release, and has had the opportunity to contribute to its drafting. Accordingly, any rule construing any ambiguities against the drafter does not apply and is expressly waived by the Parties.

        8.6 Costs. Each Party shall bear his or its own attorneys’ fees, costs and expenses with respect to the preparation, negotiation and execution of this Release and with respect to the dismissal of the Litigation.

        8.7 Non-Disclosure. The Parties agree that this Release shall remain confidential between and among the Parties except as required to be disclosed under applicable law, governmental regulation or pursuant to judicial order or decree. If any inquiry is made of the Parties concerning this Release, the Parties may only disclose that any and all allegations, claims, disputes and controversies between and among them have been resolved to the Parties’ mutual satisfaction.

        8.8 Governing Law. This Release shall be deemed to be made under, and shall be construed in accordance with the laws of the State of Utah, without giving effect to any state or federal principles of conflicts of law.

        8.9 Jurisdiction and Venue for Enforcement of this Agreement. This Agreement shall be only be enforceable in the Federal Court for the District of Utah, Central Division, located in Salt Lake County, Utah.

        8.10 Successors and Assigns. This Release shall be binding upon and inure to the benefit of the successors, assigns, heirs and legatees of the Parties.

        8.11 Counterparts. This Release may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.12 Severability. If any term of this Release is found to be invalid under any applicable statute or rule of law, such term will be interpreted so as to best accomplish the objectives of such unenforceable provision within the limits of applicable law or applicable court decisions, and the remainder of this Release will continue in full force and effect.

        8.13 Waiver. The failure of any Party to require performance by any other Party of any provision hereof shall not affect the full right to require such performance at any time thereafter, unless the waiver is in writing and specifies that it is a permanent waiver. The waiver by any Party of a breach hereof shall not be taken or held to be a waiver of the provision itself.

        8.14 Entire Agreement; Amendment. This Release constitutes the sole and complete agreement between the Parties with respect to the subject matter hereof. This Release supersedes any prior or contemporaneous oral or written agreements between the Parties with respect to the subject matter herein. This Release may only be changed by a written amendment executed by duly authorized representatives of the Parties or their successors-in-interest.

        8.15 Recitals. The Parties expressly acknowledge the truthfulness of the recitals set forth above and such recitals are incorporated herein by this reference.

        8.16 Notices. All written notices required by this Release must be delivered to the addresses of the party set forth on the signature page hereto (or to such other address as may be specified by a Party) by a means evidenced by a delivery receipt and will be effective upon receipt.

         IN WITNESS WHEREOF, the Parties have, by their proper officers or representatives thereunder duly authorized, caused this Release to be executed as of the date and year hereinafter written.

GOLDEN EAGLE INTERNATIONAL, INC. By: /s/ Terry C. Turner —————————————— Terry C. Turner, President 9661 South 700 East Salt Lake City, UT 84070 January 25, 2008

TERRY C. TURNER By: /s/ Terry C. Turner —————————————— Terry C. Turner 9661 South 700 East Salt Lake City, UT 84070 January 25, 2008

KEVIN K. PFEFFER By: /s/ Kevin K. Pfeffer —————————————— Kevin K. Pfeffer 5307 Aerie Ct. Clarksville, MD 21029 January 25, 2008

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